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EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the use in this Current Report on Form 8-K/A of our report dated July 20, 2005, relating to the financial statements of Nayna Networks, Inc., which appear in such Current Report on Form 8-K/A of Nayna Networks, Inc., dated July 29, 2005.


/s/ NARESH ARORA CPA, INC.
San Jose, California
July 29, 2005

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